UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06629

Western Asset Managed Municipals Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

  The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2016

WESTERN ASSET

MANAGED MUNICIPALS FUND INC. (MMU)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from federal income tax* as is consistent with preservation of principal.

The Fund seeks to achieve its objective by investing primarily in long-term investment grade municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities (municipal obligations). Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal obligations rated investment grade at the time of investment.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Managed Municipals Fund Inc. for the six-month reporting period ended November 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 30, 2016

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Managed Municipals Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended November 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s final reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.5%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, smaller decreases in state and local government spending and an upturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on November 30, 2016, the unemployment rate was 4.6%, as reported by the U.S. Department of Labor. This represented the lowest level since August 2007. The percentage of longer-term unemployed also declined over the period. In November 2016, 24.8% of Americans looking for a job had been out of work for more than six months, versus 25.8% when the period began.

Western Asset Managed Municipals Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at every meeting prior to its meeting in mid-December 2016. On December 14, 2016, after the reporting period ended, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2016?

A. Treasury yields moved sharply higher after the November 2016 U.S. elections given expectations for improving growth and higher inflation. All told, short- and long-term Treasury yields moved higher overall during the six months ended November 30, 2016. Two-year Treasury yields began the reporting period at 0.87% and ended the period at 1.11%. Their peak of 1.12% took place on both November 23 and November 25, 2016 and their low of 0.56% occurred on July 5, 2016. Ten-year Treasury yields began the reporting period at 1.84% and ended at their peak for the period at 2.37%. Their low of 1.37% occurred on both July 5 and July 8, 2016.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market lagged its taxable bond counterpart during the six months ended November 30, 2016, as the Bloomberg Barclays Municipal Bond Indexiv and the Bloomberg Barclays U.S. Aggregate Indexv returned -3.52% and -0.92%, respectively. After posting positive returns during the first three months of the reporting period, the municipal bond market weakened over the last three months of the period. This turnaround was partially triggered by sharply rising interest rates in the U.S. and a meaningful increase in new issuance.

Performance review

For the six months ended November 30, 2016, Western Asset Managed Municipals Fund Inc. returned -4.11% based on its net asset value (“NAV”)vi and -7.78% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Index, returned -3.52% for the same period. The Lipper General & Insured Municipal Debt (Leveraged) Closed-End Funds Category Averagevii returned -5.35% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

IV	Western Asset Managed Municipals Fund Inc.

During this six-month period, the Fund made distributions to common stock shareholders totaling $0.39 per share. As of November 30, 2016, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$13.63 (NAV)	-4.11	%†
$13.30 (Market Price)	-7.78	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed Municipals Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 30, 2016

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Managed Municipals Fund Inc.	V

Investment commentary (cont’d)

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, the price of fixed-income investments declines. Lower rated, higher-yielding bonds, known as “high yield” or “junk” bonds, are subject to greater credit risk than higher-rated investment grade securities. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and could have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and market price of common shares and may increase a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 62 funds in the Fund’s Lipper category.

VI	Western Asset Managed Municipals Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2016 and May 31, 2016 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — November 30, 2016

Total Spread Duration
MMU	— 6.10
Benchmark	— 6.15

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
MMU	— Western Asset Managed Municipals Fund Inc.

2	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2016

Total Effective Duration
MMU	— 6.37 years
Benchmark	— 6.30 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
MMU	— Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2016

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 140.8%
Alabama — 5.9%
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	$1,400,000	$1,565,228
Convertible CAB, Subordinated Lien	0.000%	10/1/50	11,580,000	8,487,098	(a)
Subordinated Lien Warrants	6.000%	10/1/42	9,230,000	10,369,720
Subordinated Lien Warrants	6.500%	10/1/53	6,900,000	7,997,307
Lower Alabama Gas District, Gas Project Revenue	5.000%	9/1/46	6,000,000	6,488,760
Total Alabama				34,908,113
Arizona — 4.4%
Navajo Nation, AZ, Revenue	5.500%	12/1/30	950,000	1,015,968	(b)
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/40	5,000,000	5,390,800
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	2,000,000	2,300,080
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.000%	12/1/32	10,000,000	11,097,600
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.000%	12/1/37	5,500,000	6,077,170
Total Arizona				25,881,618
California — 20.0%
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/46	2,000,000	2,162,980
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	1.650%	4/1/24	5,500,000	5,582,830	(a)(c)
San Francisco Bay Area	5.125%	4/1/39	21,700,000	23,498,496	(d)
California Health Facilities Financing Authority Revenue, Stanford Hospital & Clinics	5.150%	11/15/40	2,000,000	2,206,580
California Housing Finance Agency Revenue, Home Mortgage	4.700%	8/1/24	2,110,000	2,120,023	(e)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	12,500,000	13,080,375	(b)(e)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	5,000,000	5,000,900	(b)
California Statewide CDA Revenue, Methodist Hospital Project, FHA	6.625%	8/1/29	5,235,000	5,926,386	(d)
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.750%	1/15/45	1,770,000	1,912,467
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	2,750,000	3,140,967	(d)
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue	5.000%	9/1/44	2,405,000	2,559,377
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Project II	5.000%	8/1/32	3,000,000	3,364,560
Multiple Capital Project II	5.000%	8/1/37	1,000,000	1,107,680
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	8,000,000	8,526,400	(d)
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	3,430,000	4,516,727

See Notes to Financial Statements.

4	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	$8,000,000	$10,326,480
Modesto, CA, Irrigation District COP:
Capital Improvement	6.000%	10/1/39	4,595,000	5,009,883
Capital Improvement	6.000%	10/1/39	1,905,000	2,100,796	(d)
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1	5.500%	9/1/45	2,000,000	2,102,640
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/39	900,000	997,875
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien	5.750%	6/1/44	200,000	217,448
Senior Lien	5.750%	6/1/48	600,000	650,568
San Bernardino County, CA, COP, Arrowhead Project	5.125%	8/1/24	5,185,000	5,589,326
Shafter Wasco Irrigation District Revenue, CA, COP	5.000%	11/1/40	5,000,000	5,437,000
Total California				117,138,764
Colorado — 10.4%
Colorado State Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	9/1/41	4,000,000	4,008,240
Sisters Leavenworth	5.000%	1/1/35	6,000,000	6,416,940
Denver, CO, City & County Airport Revenue	6.125%	11/15/25	13,630,000	13,686,156	(e)
Denver, CO, City & County Airport Revenue	6.125%	11/15/25	10,945,000	13,485,553	(e)(f)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	18,000,000	23,134,860
Total Colorado				60,731,749
District of Columbia — 2.5%
District of Columbia, Hospital Revenue, Children’s Hospital Obligation, AGM	5.450%	7/15/35	13,570,000	14,506,330	(d)
Florida — 10.3%
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Project	6.125%	6/15/46	555,000	551,609	(b)
Florida State Development Finance Corp., Senior Living Revenue, Tuscan Isle Champions Gate Project	6.375%	6/1/46	750,000	722,550	(b)
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/30	2,410,000	2,589,400
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/30	3,000,000	3,249,810	(e)
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	10,000,000	10,923,800
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.375%	10/1/35	10,705,000	11,890,043
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/40	9,000,000	9,751,320

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Orange County, FL, Health Facilities Authority Revenue:
Balance Hospital-Orlando Regional Healthcare, AGM	5.000%	11/1/35	$2,670,000	$2,790,337
Hospital-Orlando Regional Healthcare, AGM	5.000%	11/1/35	1,875,000	2,005,875	(d)
Presbyterian Retirement Communities	5.000%	8/1/47	750,000	779,003	(g)
Orange County, FL, IDA Revenue, Vitag Florida LLC Project	8.000%	7/1/36	840,000	854,658	(b)(e)
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	8,000,000	8,823,200	(d)
Orlando, FL, State Sales Tax Payments Revenue	5.000%	8/1/32	5,000,000	5,219,700	(d)
Total Florida				60,151,305
Georgia — 4.4%
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	13,000,000	14,725,100	(d)
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	6,220,000	6,871,607
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/22	4,000,000	4,371,280
Total Georgia				25,967,987
Hawaii — 1.3%
Hawaii State Airports System Revenue	5.000%	7/1/39	7,000,000	7,539,700
Illinois — 10.7%
Chicago, IL, GO	5.500%	1/1/32	3,300,000	3,286,470
Chicago, IL, GO	5.500%	1/1/34	10,000	9,836
Chicago, IL, GO	5.500%	1/1/37	220,000	213,490
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/31	1,000,000	1,065,540	(e)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/35	7,000,000	7,374,920	(e)
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	6,415,000	7,149,582
Chicago, IL, O’Hare International Airport Revenue	5.750%	1/1/39	6,000,000	6,720,780
Chicago, IL, O’Hare International Airport Revenue, General, Senior Lien	5.000%	1/1/41	1,000,000	1,057,480	(g)
Chicago, IL, Wastewater Transmission Revenue, Second Lien	5.000%	1/1/44	1,000,000	1,045,370
Illinois State Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.250%	11/1/28	2,445,000	2,670,576	(d)
Depaul University	6.125%	10/1/40	5,000,000	5,852,050	(d)
Memorial Health System	5.500%	4/1/39	7,000,000	7,483,770
Illinois State, GO	5.000%	2/1/28	4,500,000	4,607,730
Illinois State, GO	5.000%	2/1/29	1,500,000	1,523,790
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, McCormick Project, State Appropriations	5.250%	6/15/50	12,000,000	12,325,800
Metropolitan Pier & Exposition Authority, IL, Revenue, CAB-McCormick Place Expansion Project	0.000%	12/15/52	3,100,000	397,916
Total Illinois				62,785,100

See Notes to Financial Statements.

6	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Indiana — 3.8%
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	5.000%	10/1/41	$5,000,000	$5,341,350
Indiana State Finance Authority Revenue, Private Activity-Ohio River Bridges East End Crossing Project	5.000%	7/1/44	5,000,000	5,103,650	(e)
Indianapolis, IN, Thermal Energy System Revenue, AGC	5.000%	10/1/25	5,000,000	5,334,800	(d)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	5,000,000	5,511,100	(d)
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	1,000,000	1,185,880	(e)
Total Indiana				22,476,780
Louisiana — 0.9%
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	5,000,000	5,225,500	(a)(c)
Massachusetts — 6.3%
Massachusetts State DFA Revenue:
Boston University	5.000%	10/1/29	3,000,000	3,284,670	(d)
Broad Institute Inc.	5.250%	4/1/37	8,000,000	8,954,960
Milford Regional Medical Center	5.750%	7/15/43	500,000	549,150
Partners Healthcare System	5.000%	7/1/47	5,750,000	6,308,900
Umass Boston Student Housing Project	5.000%	10/1/48	750,000	771,810
Massachusetts State HEFA Revenue, Suffolk University	5.750%	7/1/39	8,000,000	8,681,200	(d)
Massachusetts State Housing Finance Agency, Housing Revenue	7.000%	12/1/38	4,575,000	4,858,284
Massachusetts State School Building Authority, Sales Tax Revenue	5.000%	5/15/43	3,000,000	3,308,490
Total Massachusetts				36,717,464
Michigan — 4.7%
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien	5.000%	7/1/35	500,000	536,545
Senior Lien	5.000%	7/1/46	5,500,000	5,866,025
Lansing, MI, Board of Water & Light Utility System Revenue	5.000%	7/1/37	7,000,000	7,678,510
Michigan State Building Authority Revenue, Facilities Program	5.250%	10/15/47	650,000	728,078
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project	6.750%	7/1/44	2,120,000	2,148,641	(b)
Michigan State Finance Authority Revenue:
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/33	625,000	668,088
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/34	250,000	266,118
Senior Lien Detroit Water & Sewer	5.000%	7/1/33	1,270,000	1,374,648

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Senior Lien Detroit Water & Sewer	5.000%	7/1/44	$1,320,000	$1,398,830
Royal Oak, MI, Hospital Finance Authority Revenue:
William Beaumont Hospital	5.000%	9/1/39	2,500,000	2,691,450
William Beaumont Hospital	8.250%	9/1/39	4,000,000	4,475,600	(d)
Total Michigan				27,832,533
Minnesota — 0.3%
Western Minnesota Municipal Power Agency Revenue	5.000%	1/1/46	1,530,000	1,646,815
Missouri — 2.8%
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kansas City United Methodist Retirement Home Inc.	6.000%	11/15/51	900,000	845,181	(b)
Kansas City, MO, Water Revenue	5.250%	12/1/32	1,000,000	1,075,460
Missouri State HEFA Revenue:
Children’s Mercy Hospital	5.625%	5/15/39	4,980,000	5,464,903	(d)
Children’s Mercy Hospital	5.625%	5/15/39	1,020,000	1,102,181
Lutheran Senior Services	5.000%	2/1/44	2,710,000	2,771,978
Platte County, MO, IDA Revenue, Improvement Zona Rosa Retail Project, GTD	5.000%	12/1/32	5,000,000	5,179,150
Total Missouri				16,438,853
Nebraska — 0.5%
Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC	5.000%	1/1/25	3,000,000	3,008,940	(d)
Nevada — 2.3%
Reno, NV, Hospital Revenue:
Washoe Medical Center, AGM	5.500%	6/1/33	11,565,000	12,293,133	(d)
Washoe Medical Center, AGM	5.500%	6/1/33	1,185,000	1,238,941
Total Nevada				13,532,074
New Jersey — 10.3%
New Jersey Institute of Technology Revenue	5.000%	7/1/45	750,000	805,643
New Jersey State EDA Revenue	5.000%	6/15/26	2,500,000	2,645,725
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	1,440,000	1,511,870	(e)
Continental Airlines Inc. Project	5.125%	9/15/23	2,000,000	2,177,440	(e)
Continental Airlines Inc. Project	5.250%	9/15/29	3,000,000	3,185,790	(e)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	2,500,000	2,679,650	(e)
School Facilities Construction, SIFMA	2.150%	3/1/28	15,000,000	13,813,800	(a)
New Jersey State Health Care Facilities Financing Authority Revenue, RWJ Barnabas Health Obligation Group	5.000%	7/1/43	1,200,000	1,271,112

See Notes to Financial Statements.

8	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	$12,320,000	$13,289,830
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	6,475,000	6,703,244	(e)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.375%	10/1/28	705,000	712,868
New Jersey State Transportation Trust Fund Authority Revenue, Capital Appreciation Transportation System, NATL	0.000%	12/15/31	18,250,000	8,986,847
New Jersey State Turnpike Authority Revenue	1.230%	1/1/18	2,500,000	2,503,300	(a)(c)
Total New Jersey				60,287,119
New Mexico — 0.9%
New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian Healthcare Services	6.125%	8/1/28	5,000,000	5,386,050	(d)
New York — 13.6%
Liberty, NY, Development Corp. Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	3,045,000	3,558,143
Goldman Sachs Headquarters	5.500%	10/1/37	1,485,000	1,751,112
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	24,570,000	27,129,211	(d)
MTA Hudson Rail Yards Trust Obligations Revenue	5.000%	11/15/56	3,750,000	4,057,988
MTA, NY, Revenue	5.250%	11/15/40	5,000,000	5,581,100
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution Fiscal 2013	5.000%	6/15/47	5,000,000	5,504,700	(h)
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/32	4,000,000	4,237,360
New York State Liberty Development Corp., Liberty Revenue:
3 World Trade Center LLC Project	5.000%	11/15/44	1,750,000	1,776,303	(b)
4 World Trade Center LLC Project	5.750%	11/15/51	5,000,000	5,620,050
Second Priority, Bank of America Tower	5.125%	1/15/44	1,000,000	1,084,950
New York State Transportation Development Corp., Special Facilities Revenue:
Laguardia Airport Terminal B Redevelopment Project	5.000%	7/1/41	8,000,000	8,166,480	(e)
Laguardia Airport Terminal B Redevelopment Project	5.000%	7/1/46	1,500,000	1,524,990	(e)
Port Authority of New York & New Jersey Revenue	5.000%	1/15/41	2,750,000	2,987,765
Port Authority of New York & New Jersey Revenue	5.000%	10/15/41	6,400,000	7,069,248
Total New York				80,049,400
Ohio — 2.0%
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/38	8,000,000	8,683,040
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	3,000,000	2,932,860
Total Ohio				11,615,900

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oklahoma — 0.1%
Payne County, OK, EDA Revenue, Epworth Living at The Ranch	6.875%	11/1/46	$575,000	$570,981
Oregon — 0.4%
Oregon State Facilities Authority Revenue, Legacy Health Project	5.000%	6/1/46	2,000,000	2,133,820
Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives	5.000%	5/1/32	510,000	511,183
Total Oregon				2,645,003
Pennsylvania — 3.8%
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project	5.000%	1/1/30	2,375,000	2,520,564
East Hempfield Township, PA, IDA Revenue, Student Services Inc.-Student Housing Project-Millersville University	5.000%	7/1/47	550,000	553,789
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	7,255,000	7,255,000
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/41	6,000,000	6,685,920
Philadelphia, PA, School District, GO	5.000%	9/1/33	1,755,000	1,850,139
Philadelphia, PA, Water & Wastewater Revenue	5.000%	7/1/45	1,000,000	1,079,660
State Public School Building Authority Palease Revenue:
Philadelphia School District Project, AGM	5.000%	6/1/31	600,000	647,466
Philadelphia School District Project, AGM	5.000%	6/1/33	1,780,000	1,902,695
Total Pennsylvania				22,495,233
Rhode Island — 1.0%
Rhode Island State Health & Educational Building Corp. Revenue, Hospital Financing	7.000%	5/15/39	5,000,000	5,651,100	(d)
South Carolina — 0.5%
South Carolina State Ports Authority Revenue	5.250%	7/1/40	2,500,000	2,744,275
Tennessee — 0.0%
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	140,000	140,188
Texas — 14.5%
Alamo, TX, Regional Mobility Authority Revenue, Senior Lien	5.000%	6/15/46	1,300,000	1,437,644
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/45	8,500,000	9,223,095
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CAB, Step Bond	0.000%	10/1/36	4,000,000	3,324,160	(a)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Health System	1.500%	6/1/23	4,500,000	4,488,030	(a)
Harris County, TX, Health Facilities Development Corp. Revenue, School Health Care System Revenue	5.750%	7/1/27	1,000,000	1,205,090	(f)
Houston, TX, Airport Systems Revenue, United Airlines Inc.	5.000%	7/15/30	5,500,000	5,831,265	(e)
Houston, TX, Utility System Revenue, Combined First Lien	5.000%	11/15/44	1,000,000	1,107,620

See Notes to Financial Statements.

10	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	$14,500,000	$15,932,020
Mission, TX, Economic Development Corp. Revenue, Senior Lien, Natgasoline Project	5.750%	10/1/31	335,000	350,644	(b)(e)
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, Collegiate Housing College Station LLC, Texas A&M University Project, AGM	5.000%	4/1/46	750,000	793,740
North Texas Tollway Authority Revenue	5.000%	1/1/39	825,000	907,657
North Texas Tollway Authority Revenue	5.000%	1/1/40	2,000,000	2,200,680
North Texas Tollway Authority Revenue	5.000%	1/1/45	2,105,000	2,294,408
North Texas Tollway Authority Revenue:
System-First Tier	5.750%	1/1/40	13,155,000	13,795,213	(d)
System-First Tier	5.750%	1/1/40	1,845,000	1,929,888
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	405,000	413,290
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/27	8,550,000	9,069,669
Texas State Private Activity Bond Surface Transportation Corp. Revenue:
LBJ Infrastructure Group LLC	7.000%	6/30/40	7,000,000	8,009,820
Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/45	1,600,000	1,636,256	(e)
Woodloch Health Facilities Development Corp., TX, Senior Housing Revenue:
Inspired Living Lewsville Project	6.750%	12/1/51	1,000,000	913,410	(b)
Inspired Living Lewsville Project	10.000%	12/1/51	150,000	133,457
Total Texas				84,997,056
U.S. Virgin Islands — 0.6%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan	6.750%	10/1/37	2,320,000	2,356,169
Matching Fund Loan	6.000%	10/1/39	1,475,000	1,424,806
Total U.S. Virgin Islands				3,780,975
Virginia — 1.4%
Virginia State Port Authority Port Facility Revenue	5.000%	7/1/41	1,100,000	1,182,203	(e)
Virginia State Port Authority Port Facility Revenue	5.000%	7/1/45	1,500,000	1,607,175	(e)
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	3,000,000	3,196,050	(e)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,130,980	(e)
Total Virginia				8,116,408

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Washington — 0.1%
Washington State HFC Revenue:
Heron’s Key	6.500%	7/1/30	$350,000	$352,719	(b)
Heron’s Key	6.750%	7/1/35	370,000	374,048	(b)
Total Washington				726,767
Wisconsin — 0.1%
Public Finance Authority, WI, Education Revenue, North Carolina Charter Educational Foundation Project	5.000%	6/15/46	500,000	423,320	(b)
Total Investments before Short-Term Investments (Cost — $762,739,367)				826,119,400
Short-Term Investments — 0.0%
Municipal Bonds — 0.0%
California — 0.0%
Metropolitan Water District of Southern California Revenue, Special	0.510%	7/1/35	100,000	100,000	(i)(j)
New York — 0.0%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local	0.900%	6/15/32	100,000	100,000	(i)(j)
Total Municipal Bonds (Cost — $200,000)				200,000

			Shares
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $14,807)	0.284%		14,807	14,807
Total Short-Term Investments (Cost — $214,807)				214,807
Total Investments — 140.8% (Cost — $762,954,174#)				826,334,207
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (5.5)%				(32,075,000)
Variable Rate Demand Preferred Stock, at Liquidation Value — (37.1)%				(217,575,000)
Other Assets in Excess of Liabilities — 1.8%				9,997,221
Total Net Assets Applicable to Common Shareholders — 100.0%				$586,681,428

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Maturity date shown represents the mandatory tender date.

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Security is purchased on a when-issued basis.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

See Notes to Financial Statements.

12	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

(i)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
FHA	— Federal Housing Administration
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

Ratings table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	1.2%
AA/Aa	33.0
A	37.9
BBB/Baa	19.5
BB/Ba	2.1
B/B	0.5
A-1/VMIG 1	0.0 ‡
NR***	5.8
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

November 30, 2016

Assets:
Investments, at value (Cost — $762,954,174)	$826,334,207
Interest receivable	10,680,734
Receivable for securities sold	1,041,273
Prepaid expenses	63,749
Total Assets	838,119,963

Liabilities:
Variable Rate Demand Preferred Stock ($25,000 liquidation value per share; 8,703 shares issued and outstanding) (net of deferred offering costs of $1,563,477) (Note 5)	216,011,523
Payable for securities purchased	2,611,869
Investment management fee payable	386,487
Payable to broker — variation margin on open futures contracts	198,000
Directors’ fees payable	16,838
Distributions payable to Variable Rate Demand Preferred Stockholders	7,274
Distributions payable to Auction Rate Cumulative Preferred Stockholders	5,013
Accrued expenses	126,531
Total Liabilities	219,363,535
Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock (1,283 shares authorized and issued at $25,000 for each share) (Note 6)	32,075,000
Total Net Assets Applicable to Common Shareholders	$586,681,428

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value, 43,055,947 shares issued and outstanding; 500,000,000 common shares authorized)	$43,056
Paid-in capital in excess of par value	529,878,869
Undistributed net investment income	13,802,409
Accumulated net realized loss on investments and futures contracts	(20,320,223)
Net unrealized appreciation on investments and futures contracts	63,277,317
Total Net Assets Applicable to Common Shareholders	$586,681,428

Common Shares Outstanding	43,055,947

Net Asset Value Per Common Share	$13.63

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2016

Investment Income:
Interest	$19,817,479

Expenses:
Investment management fee (Note 2)	2,420,657
Liquidity fees (Note 5)	844,851
Distributions to Variable Rate Demand Preferred Stockholders (Notes 1 and 5)	731,052
Remarketing fees (Note 5)	110,602
Directors’ fees	78,110
Legal fees	40,915
Audit and tax fees	34,514
Transfer agent fees	32,525
Fund accounting fees	31,048
Auction agent fees	30,695
Amortization of Variable Rate Demand Preferred Stock offering costs (Note 5)	27,721
Rating agency fees	18,914
Stock exchange listing fees	18,736
Shareholder reports	17,740
Auction participation fees (Note 6)	8,059
Custody fees	5,666
Insurance	4,858
Miscellaneous expenses	11,492
Total Expenses	4,468,155
Net Investment Income	15,349,324

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,573,863
Futures contracts	(480,943)
Net Realized Gain	1,092,920
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(41,230,989)
Futures contracts	(84,071)
Change in Net Unrealized Appreciation (Depreciation)	(41,315,060)
Net Loss on Investments and Futures Contracts	(40,222,140)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(151,307)
Decrease in Net Assets Applicable to Common Shareholders From Operations	$(25,024,123)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended November 30, 2016 (unaudited) and the Year Ended May 31, 2016	November 30	May 31

Operations:
Net investment income	$15,349,324	$31,558,203
Net realized gain (loss)	1,092,920	(7,999,095)
Change in net unrealized appreciation (depreciation)	(41,315,060)	18,568,624
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(151,307)	(90,619)
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	(25,024,123)	42,037,113

Distributions to Common Shareholders From (Note 1):
Net investment income	(16,775,227)	(33,445,504)
Decrease in Net Assets From Distributions to Common Shareholders	(16,775,227)	(33,445,504)

Fund Share Transactions:
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares (Note 6)	—	35,000
Reinvestment of distributions (84,839 and 129,634 shares issued, respectively)	1,230,040	1,833,971
Increase in Net Assets From Fund Share Transactions	1,230,040	1,868,971
Increase (Decrease) in Net Assets Applicable to Common Shareholders	(40,569,310)	10,460,580

Net Assets Applicable to Common Shareholders:
Beginning of period	627,250,738	616,790,158
End of period*	$586,681,428	$627,250,738
*Includesundistributed net investment income of:	$13,802,409	$15,379,619

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(24,872,816)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(61,999,492)
Sales of portfolio securities	63,604,145
Net purchases, sales and maturities of short-term investments	10,685,193
Net amortization of premium (accretion of discount)	39,962
Increase in receivable for securities sold	(986,273)
Increase in interest receivable	(7,187)
Increase in prepaid expenses	(1,224)
Decrease in payable for securities purchased	(10,566,008)
Decrease in investment management fee payable	(22,353)
Increase in Directors’ fees payable	2,793
Decrease in accrued expenses	(39,297)
Increase in distributions payable to Variable Rate Demand Preferred Stockholders	1,998
Increase in payable to broker — variation margin on open futures contracts	175,875
Net realized gain on investments	(1,573,863)
Change in net unrealized appreciation (depreciation) of investments	41,230,989
Net Cash Provided by Operating Activities	15,672,442

Cash Flows From Financing Activities:
Distributions paid on common stock	(15,545,637)
Distributions paid on Auction Rate Cumulative Preferred Stock	(148,445)
Deferred preferred stock offering costs	27,721
Decrease in due to custodian	(6,081)
Net Cash Used in Financing Activities	(15,672,442)
Cash at Beginning of Period	—
Cash at End of Period	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$1,230,040

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	17

Financial highlights

For a common share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2016[1,2]	2016[1]	2015[1]	2014[1]	2013[1]	2012

Net asset value, beginning of period	$14.60	$14.40	$13.80	$14.12	$13.98	$12.33

Income (loss) from operations:
Net investment income	0.36	0.74	0.78	0.79	0.81	0.84
Net realized and unrealized gain (loss)	(0.94)	0.24	0.09	(0.32)	0.12	1.60
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.00) [3]	(0.00) [3]	(0.00) [3]	(0.01)	(0.01)	(0.01)
Total income (loss) from operations	(0.58)	0.98	0.87	0.46	0.92	2.43

Less distributions to common shareholders from:
Net investment income	(0.39) [4]	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Total distributions to common shareholders	(0.39)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—	0.00 [3]	0.51	—	—	—

Net asset value, end of period	$13.63	$14.60	$14.40	$13.80	$14.12	$13.98

Market price, end of period	$13.30	$14.82	$13.96	$13.17	$13.37	$13.86
Total return, based on NAV[5,6]	(4.11)%	7.05%	10.26%[7]	3.78%	6.66%	20.38%
Total return, based on Market Price[8]	(7.78)%	12.19%	12.26%	4.82%	1.90%	20.09%

Net assets applicable to common shareholders, end of period (000s)	$586,681	$627,251	$616,790	$591,184	$603,935	$594,962

Ratios to average net assets:[9]
Gross expenses	1.42%[10]	1.28%	0.99%	0.92%	0.88%	0.90%
Net expenses	1.42 [10]	1.28	0.99	0.92	0.88	0.90
Net investment income	4.87 [10]	5.13	5.49	6.10	5.65	6.45

Portfolio turnover rate	7%	5%	4%	1%	19%	12%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$32,075	$32,075	$32,425	$250,000	$250,000	$250,000
Variable Rate Demand Preferred Stock at Liquidation Value, End of Period (000s)	$217,575	$217,575	$217,575	—	—	—
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[11]	335%	351%	347%	336%[12]	342%[12]	338%[12]
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[11]	$83,750	$87,813	$86,679	$84,118	$85,393	$84,496

See Notes to Financial Statements.

18	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 6.36%.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[10]	Annualized.

[11]

Represents value of net assets plus the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, at the end of the period divided by the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, outstanding at the end of the period.

[12]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal income tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments

20	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$826,119,400	—	$826,119,400
Short-term investments†:
Municipal bonds	—	200,000	—	200,000
Money market funds	$14,807	—	—	14,807
Total short-term investments	14,807	200,000	—	214,807
Total investments	$14,807	$826,319,400	—	$826,334,207

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$102,716	—	—	$102,716

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

22	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the common shareholders of the Fund. Distributions to common shareholders of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of Auction Rate Cumulative Preferred Stock (“ARCPS”) are accrued daily and paid on a weekly basis and are determined as described in Note 6. Distributions to holders of Variable Rate Demand Preferred Stock (“VRDPS”) are accrued on a daily basis and paid monthly as described in Note 5 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s VRDPS are treated as dividends or distributions.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities including the aggregate liquidation value (i.e., $25,000 per outstanding share) of the VRDPS, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common

24	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the six months ended November 30, 2016, such purchase and sale transactions (excluding accrued interest) were $28,300,000 and $49,020,116, respectively with a net realized gain of $79,406.

3. Investments

During the six months ended November 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$61,999,492
Sales	63,604,145

At November 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$71,713,811
Gross unrealized depreciation	(8,333,778)
Net unrealized appreciation	$63,380,033

At November 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
U.S. Treasury Long-Term Bonds	132	3/17	$20,071,841	$19,969,125	$(102,716)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2016.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$102,716

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(480,943)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(84,071)

During the six months ended November 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$2,852,732
Futures contracts (to sell)†	13,334,522

†	At November 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,4]	Net Amount
Futures contracts[5]	$198,000	$(198,000)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	See the Schedule of Investments for securities pledged as collateral.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Variable rate demand preferred stock

On March 4, 2015, the Fund completed a private offering of 8,703 shares of Series 1 Variable Rate Demand Preferred Stock (“VRDPS”). Net proceeds from the offering were used by the Fund to repurchase outstanding shares of Series M, Series T, Series W, Series TH and Series F Auction Rate Cumulative Preferred Stock (“ARCPS”) that had been accepted for payment pursuant to the tender offer (see Note 6). Offering costs incurred by the Fund in connection with the VRDPS issuance are being amortized to expense over the life of the VRDPS.

The table below summarizes the key terms of Series 1 of the VRDPS at November 30, 2016.

Series	Mandatory Redemption Date	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value
Series 1	3/4/2045	8,703	$25,000	$217,575,000

26	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

The VRDPS shares are not listed on any securities exchange or automated quotation system. For financial reporting purposes, the VRDPS shares are considered debt of the Fund; therefore, the liquidation value, which approximates fair value of the VRDPS shares, is recorded as a liability on the Statement of Assets and Liabilities.

Holders of VRDPS have the right to tender their VRDPS shares for remarketing at a price equal to the liquidation preference amount plus all accumulated but unpaid dividends and at a date which is no earlier than the seventh day following delivery of the notice to the tender and paying agent. The VRDPS shares include a liquidity feature that allows VRDPS holders to have their shares purchased by the liquidity provider with whom the Fund has contracted in the event of a failed remarketing where purchase orders are not sufficient in number to be matched with the sale orders. The Fund is required to redeem the VRDPS shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays a monthly remarketing fee at the annual rate of 0.10% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month. These fees are shown as remarketing fees on the Statement of Operations.

Holders of VRDPS are entitled to receive monthly cumulative cash dividends, payable on the first business day of each calendar month, at a variable rate set weekly by the remarketing agent. The dividend rate is generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate will reset to the maximum rate. The maximum rate is determined, in part, based upon the long-term rating assigned to the VRDPS. In the event the Fund fails to make a scheduled dividend payment, all outstanding shares of the VRDPS are subject to mandatory tender.

Subject to certain conditions, the VRDPS shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per share is equal to the liquidation value per share plus any accumulated but unpaid dividends. The Fund is required to redeem its VRDPS on the mandatory redemption date, March 4, 2045. In addition, the Fund is required to redeem certain of the VRDPS shares if the Fund fails to maintain certain asset coverage and rating agency guidelines.

The Fund has entered into a fee agreement with the liquidity provider that requires monthly payment of an annual liquidity fee. These fees are shown as liquidity fees on the Statement of Operations. The fee agreement between the Fund and the liquidity provider is scheduled to terminate on March 1, 2018. The Fund has the right, which is exercisable 120 to 90 days prior to the scheduled termination date, to request that the liquidity provider extend the term of the agreement for an additional period. The Fund may also terminate the agreement early. In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDPS will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDPS purchased by the liquidity provider six months after the purchase date.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The VRDPS ranks senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the VRDPS, due on or prior to the date of the common stock dividend or distribution, and meets the VRDPS asset coverage and rating agency requirements.

The holders of the VRDPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. Pursuant to the 1940 Act, holders of the preferred stock have the right to elect two Directors of the Fund, voting separately as a class.

The annualized dividend rate for the VRDPS shares for the six months ended November 30, 2016 was 0.67%. VRDPS shares issued and outstanding remained constant during the six months ended November 30, 2016.

6. Auction rate cumulative preferred stock

As of November 30, 2016, the Fund had 129 shares outstanding of Series M, 283 shares outstanding of Series T, 276 shares outstanding of Series W, 534 shares outstanding of Series Th and 61 shares outstanding of Series F, each of Auction Rate Cumulative Preferred Stock (“ARCPS”).

On January 22, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through February 27, 2015, the expiration date of the tender offer.

The Fund’s tender offer was conditioned upon the Fund closing on the private offering of VRDPS with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted for tender.

On March 4, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 1,871 Series M ARCPS, 1,717 Series T ARCPS, 1,710 Series W ARCPS, 1,466 Series Th ARCPS and 1,939 Series F ARCPS, which represented 93.55% of outstanding Series M ARCPS, 85.85% of outstanding Series T ARCPS, 85.50% of outstanding Series W ARCPS, 73.30% of outstanding Series Th ARCPS, and 96.95% of outstanding Series F ARCPS. In aggregate, the Fund accepted for payment 8,703 ARCPS, which represented 87.03% of the outstanding ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

In September 2015, the Fund repurchased 14 Series W ARCPS in a private transaction at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends. The difference between the liquidation preference of the

28	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing 30-days “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies.

The dividend rates ranged from 0.426% to 1.475% during the six months ended November 30, 2016. At November 30, 2016, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend rates	0.950%	0.950%	1.296%	1.296%	1.296%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, acts as the broker/dealer in connection with the auction of ARCPS. For all periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction rate, however, on August 3, 2009, CGM reduced the participation fees to annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended November 30, 2016, CGM earned $8,059 as the participating broker/dealer.

Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

7. Distributions to common shareholders subsequent to November 30, 2016

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/23/2016	12/30/2016	$0.063
1/20/2017	1/27/2017	$0.063
2/17/2017	2/24/2017	$0.063

8. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended November 30, 2016, the Fund did not repurchase any shares.

9. Capital loss carryforward

As of May 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(3,349,357)
5/31/2019	(4,384,830)
$(7,734,187)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $14,638,623, which have no expiration date, must be used first to offset any such gains.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

30	Western Asset Managed Municipals Fund Inc. 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Managed Municipals Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to that date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

Western Asset Managed Municipals Fund Inc.	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and the Sub-Adviser and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well

32	Western Asset Managed Municipals Fund Inc.

as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged general and insured municipal debt closed-end funds, as classified by Broadridge, regardless of asset size. The Board noted that it had received and discussed with the Manager and the Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked in the fifth quintile among the funds in the Performance Universe for the 1-year period ended June 30, 2016; was ranked in the third quintile among the funds in the Performance Universe for each of the 3- and 5-year periods ended such date; and was ranked in the first quintile among the funds in the Performance Universe for the 10-year period ended such date. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Broadridge Performance Information also showed that the Fund’s performance for each of the 1- and 3-year periods ended June 30, 2016 was worse than the Performance Universe median but that the Fund’s performance for each of the 5- and 10-year periods ended such date was better than the Performance Universe median. In reviewing the Fund’s performance relative to the Performance Universe, the Manager noted, among other things, that the Fund in light of its investment strategies has performed in line with expectations over longer periods but that the Fund’s performance was impaired by its election not to use additional leverage through issuance of tender-option bonds as other Performance Universe funds did during shorter time periods. The use of leverage can enhance investment performance in a rising market but detract from performance in a declining market. The Fund’s performance relative to the Performance Universe also was impaired by its long-term and continuing avoidance of tobacco securities, which performed particularly well during the 1-year period. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3-, and 5-year periods ended June 30, 2016. On a net asset value basis, the Fund outperformed its benchmark for each of the periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Western Asset Managed Municipals Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and ten other leveraged general and insured municipal debt closed-end funds, as classified by Broadridge. The ten funds in the Expense Group had average net common share assets ranging from $425.9 million to $953.4 million. Two of the other Expense Group funds were larger than the Fund and eight were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked second among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings). The actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked third among the funds in the Expense Group compared on the basis of common share assets only and was ranked second compared on the basis of common share and leveraged assets. Each of the Fund’s foregoing expense components were better (i.e., lower) than the Expense Group median for that expense component. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked fifth among the Expense Group funds compared on the basis of common share assets only and were better than the Expense Group median for that expense component, but ranked seventh compared on the basis of common share and leveraged assets and were worse (i.e., higher) than the Expense Group median for that expense component. In reviewing the Broadridge Expense Information comparisons of the Fund’s actual total expenses, the Manager noted, among other things, that the Fund’s investment-related expenses were high relative to other Expense Group funds as a result of 2015 private offering of Variable Rate Demand Preferred Shares. The Board considered that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the

34	Western Asset Managed Municipals Fund Inc.

Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager during the period covered by the analysis had declined and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Western Asset Managed Municipals Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Adviser were present.

36	Western Asset Managed Municipals Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Managed Municipals Fund Inc. was held on September 30, 2016 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares (together, as a single class) Votes For	Common Shares and Preferred Shares (together, as a single class) Votes Withheld	Preferred Shares Voted For	Preferred Shares Votes Withheld
Daniel P. Cronin	39,663,624	737,071	N/A	N/A
Eileen A. Kamerick	39,670,268	730,427	N/A	N/A
Leslie H. Gelb	N/A	N/A	7,366	6

At November 30, 2016, in addition to Daniel P. Cronin, Leslie H. Gelb and Eileen A. Kamerick the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Paolo M. Cucchi

William R. Hutchinson

Riordan Roett

Jane Trust

Western Asset Managed Municipals Fund Inc.	37

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by Computershare Inc., as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of Computershare Inc. as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), Computershare Inc. will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before Computershare Inc. has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, Computershare Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent Computershare Inc. is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by Computershare Inc. may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. Computershare Inc. will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Computershare Inc. maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a

38	Western Asset Managed Municipals Fund Inc.

shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by Computershare Inc. in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. Computershare Inc.’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by Computershare Inc., with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to Computershare Inc. 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by telephone at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares will increase, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised Dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be

Western Asset Managed Municipals Fund Inc.	39

Dividend reinvestment plan (unaudited) (cont’d)

automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

40	Western Asset Managed Municipals Fund Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Managed Municipals Fund Inc.	41

Western Asset

Managed Municipals Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Managed Municipals Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

MMU

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock and preferred stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed Municipals Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX010152 1/17 SR16-2971

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8 (b)	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Effective August 1, 2016, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are S. Kenneth Leech, Robert E. Amodeo and David T. Fare. These investment professionals, all of whom are employed by Western Asset Management Company work together with a broader investment management team.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting,

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 23, 2017